Exhibit 99.1

UNITI GROUP INC.

QUARTERLY SUPPLEMENTAL UNAUDITED PRO FORMA COMBINED INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2025 and 2024

(In millions)

	2025			2024
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic
Revenues and sales:
Fiber subscriber (A)	$240.9	$126.0	$114.9	$408.0	$110.1	$102.6	$99.5	$95.8
DSL subscriber and other	369.4	181.2	188.2	833.6	193.2	201.0	214.5	224.9
Consumer	610.3	307.2	303.1	1,241.6	303.3	303.6	314.0	320.7
Business service	209.7	103.1	106.6	456.1	106.7	112.3	116.5	120.6
Wholesale	195.9	92.9	103.0	436.1	99.5	106.3	109.6	120.7
RDOF funding	26.2	13.1	13.1	52.4	13.1	13.1	13.1	13.1
State USF	28.6	14.1	14.5	58.1	14.1	14.4	14.7	14.9
Switched access	6.7	3.5	3.2	15.3	3.7	3.3	4.0	4.3
End user surcharges	30.5	15.1	15.4	64.9	15.3	16.0	16.1	17.5
Intersegment revenues (B)	26.1	12.7	13.4	59.5	13.8	14.5	15.3	15.9
Service revenues	1,134.0	561.7	572.3	2,384.0	569.5	583.5	603.3	627.7
Sales revenues	24.2	14.6	9.6	28.7	6.5	6.7	7.9	7.6
Total revenues and sales	1,158.2	576.3	581.9	2,412.7	576.0	590.2	611.2	635.3
Costs and expenses	566.4	277.1	289.3	1,222.7	300.5	303.2	304.6	314.4
Intersegment costs and expenses (C)	70.3	35.1	35.2	140.6	35.2	35.2	35.1	35.1
Total costs and expenses	636.7	312.2	324.5	1,363.3	335.7	338.4	339.7	349.5
Kinetic Adjusted EBITDA	$521.5	$264.1	$257.4	$1,049.4	$240.3	$251.8	$271.5	$285.8
Kinetic Adjusted EBITDA %	45.0%	45.8%	44.2%	43.5%	41.7%	42.7%	44.4%	45.0%

Uniti Solutions
Revenues and sales:
Managed Services (D)	$406.3	$196.2	$210.1	$882.1	$206.9	$217.8	$218.4	$239.0
TDM (E)	33.2	12.6	20.6	102.1	18.9	22.4	28.2	32.6
End user surcharges	17.0	8.2	8.8	41.1	9.2	9.9	10.3	11.7
Intersegment revenues (F)	2.5	1.2	1.3	4.9	1.3	1.2	1.2	1.2
Service revenues	459.0	218.2	240.8	1,030.2	236.3	251.3	258.1	284.5
Sales revenues	0.7	0.5	0.2	1.3	0.2	0.4	0.4	0.3
Total revenues and sales	459.7	218.7	241.0	1,031.5	236.5	251.7	258.5	284.8
Costs and expenses	196.1	94.2	101.9	479.1	110.2	114.5	123.7	130.7
Intersegment costs and expenses (C)	26.4	12.8	13.6	60.6	14.1	14.7	15.6	16.2
Total costs and expenses	222.5	107.0	115.5	539.7	124.3	129.2	139.3	146.9
Uniti Solutions Adjusted EBITDA	$237.2	$111.7	$125.5	$491.8	$112.2	$122.5	$119.2	$137.9
Uniti Solutions Adjusted EBITDA %	51.6%	51.1%	52.1%	47.7%	47.4%	48.7%	46.1%	48.4%

Uniti Solutions Adjusted EBITDA (excluding TDM)	$212.3	$102.3	$110.0	$421.8	$99.2	$107.1	$99.5	$116.0
Uniti Solutions Adjusted EBITDA % (excluding TDM)	49.8%	49.6%	49.9%	45.4%	45.6%	46.7%	43.2%	46.0%

Fiber Infrastructure
Revenues and sales:
Uniti Wholesale	$190.8	$96.3	$94.5	$349.8	$84.7	$93.2	$80.0	$91.9
Uniti Fiber	145.8	74.3	71.5	286.4	71.6	69.3	76.7	68.8
Intersegment revenues (G)	72.5	36.2	36.3	145.2	36.3	36.3	36.3	36.3
Service revenues	409.1	206.8	202.3	781.4	192.6	198.8	193.0	197.0
Sales revenues	9.8	6.7	3.1	45.0	8.0	11.0	7.2	18.8
Total revenues and sales	418.9	213.5	205.4	826.4	200.6	209.8	200.2	215.8
Costs and expenses	232.7	118.5	114.2	496.9	118.9	125.3	123.6	129.1
Intersegment costs and expenses (C)	4.4	2.2	2.2	8.4	2.1	2.1	2.1	2.1
Total costs and expenses	237.1	120.7	116.4	505.3	121.0	127.4	125.7	131.2
Fiber Infrastructure Adjusted EBITDA	$181.8	$92.8	$89.0	$321.1	$79.6	$82.4	$74.5	$84.6
Fiber Infrastructure Adjusted EBITDA %	43.4%	43.5%	43.3%	38.9%	39.7%	39.3%	37.2%	39.2%

(A)	Fiber subscriber consumer revenues consist of recurring products and services for Next Gen consumer broadband customers, which includes some cable customers with 1Gbps service. All non-recurring revenues are included in DSL subscriber and other revenues.
(B)	Consists of intercompany charges to Uniti Solutions and Fiber Infrastructure primarily for resale access services.
(C)	Reflects the offsetting expense effects of the intercompany billing agreements between segments.
(D)	Uniti solutions revenues consist of software solutions and network connectivity products. Software solutions include Secure Access Service Edge ("SASE"), Unified Communications as a Service ("UCaaS"), OfficeSuite UC©, and associated network access products and services. SASE includes both Software Defined Wide Area Network (“SD-WAN”) and Security Service Edge (“SSE”). Network Connectivity revenues consist of dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance and managed services.
(E)	TDM revenues consist of time-division multiplexing ("TDM") voice and data services.
(F)	Consists of intercompany charges to Kinetic for licensing fees related to the usage of the OfficeSuite UC© product.
(G)	Consists of intercompany charges to Kinetic and Uniti Solutions primarily for usage of network and collocation facilities owned or operated by Fiber Infrastructure.

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UNITI GROUP INC.

QUARTERLY SUPPLEMENTAL UNAUDITED PRO FORMA COMBINED INFORMATION - BUSINESS SEGMENTS

for the quarterly periods in the years 2025 and 2024

(In millions)

	2025			2024
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Total segment revenues and expenses
Revenues and sales:
Service revenues	$2,002.1	$986.7	$1,015.4	$4,195.6	$998.4	$1,033.6	$1,054.4	$1,109.2
Sales revenues	34.7	21.8	12.9	75.0	14.7	18.1	15.5	26.7
Total segment revenues and sales	2,036.8	1,008.5	1,028.3	4,270.6	1,013.1	1,051.7	1,069.9	1,135.9
Total segment costs and expenses	1,096.3	539.9	556.4	2,408.3	581.0	595.0	604.7	627.6
Segment Adjusted EBITDA	$940.5	$468.6	$471.9	$1,862.3	$432.1	$456.7	$465.2	$508.3
Segment Adjusted EBITDA %	46.2%	46.5%	45.9%	43.6%	42.7%	43.4%	43.5%	44.7%

Intersegment eliminations
Service revenues	$101.1	$50.1	$51.0	$209.6	$51.4	$52.0	$52.8	$53.4
Cost and expenses	101.1	50.1	51.0	209.6	51.4	52.0	52.8	53.4
Direct margin	$-	$-	$-	$-	$-	$-	$-	$-

Consolidated revenues and sales
Service revenues	$1,901.0	$936.6	$964.4	$3,986.0	$947.0	$981.6	$1,001.6	$1,055.8
Sales revenues	34.7	21.8	12.9	75.0	14.7	18.1	15.5	26.7
Consolidated revenues and sales	$1,935.7	$958.4	$977.3	$4,061.0	$961.7	$999.7	$1,017.1	$1,082.5

Consolidated costs and expenses
Segment costs and expenses	$995.2	$489.8	$505.4	$2,198.7	$529.6	$543.0	$551.9	$574.2
Corporate expenses (H)	140.3	71.3	69.0	285.0	69.9	68.4	70.1	76.6
Consolidated costs and expenses	$1,135.5	$561.1	$574.4	$2,483.7	$599.5	$611.4	$622.0	$650.8

Adjusted Consolidated EBITDA	$800.2	$397.3	$402.9	$1,577.3	$362.2	$388.3	$395.1	$431.7
Adjusted Consolidated EBITDA margin	41.3%	41.5%	41.2%	38.8%	37.7%	38.8%	38.8%	39.9%

Adjusted Consolidated EBITDA	$800.2	$397.3	$402.9	$1,577.3	$362.2	$388.3	$395.1	$431.7
Depreciation and amortization	(485.7)	(241.1)	(244.6)	(1,023.5)	(245.7)	(260.2)	(255.5)	(262.1)
Interest expense, net	(410.7)	(218.3)	(192.4)	(741.4)	(207.3)	(183.7)	(178.5)	(171.9)
Transaction related costs	(49.4)	(20.9)	(28.5)	(91.3)	(11.6)	(29.7)	(27.9)	(22.1)
Stock-based compensation	(8.3)	(3.8)	(4.5)	(18.3)	(4.1)	(4.5)	(4.9)	(4.8)
Other, net	23.8	(1.2)	25.0	82.7	(27.3)	(5.9)	(4.3)	120.2
Income tax benefit (expense)	14.2	11.9	2.3	37.5	10.3	26.0	16.3	(15.1)
Net (loss) income	$(115.9)	$(76.1)	$(39.8)	$(177.0)	$(123.5)	$(69.7)	$(59.7)	$75.9

(H)	Corporate expenses are not allocated to the segments and primarily consist of information technology, accounting and finance, legal, and other corporate management activities that are centrally managed and are not monitored by management at a segment level.

Note:	Uniti Group Inc. ("Uniti", "we", "us", "our") has presented above unaudited pro forma combined results, which includes the results of operations of New Windstream LLC ("Windstream") as if the merger with Uniti had been completed as of January 1, 2024. The unaudited pro forma combined results are based upon the combined historical financial information of Uniti and Windstream for all periods presented, and exclude the effects of intercompany transactions that existed between the companies prior to the merger. We have made certain reclassifications to the historical business segment financial information of Uniti to conform to the current presentation. The pro forma financial information presented above has not been prepared in accordance with Regulation S-X, and actual pro forma information prepared in accordance with Regulation S-X may differ materially from the information presented herein. The unaudited pro forma combined results are presented for informational purposes only and are not intended to represent nor necessarily be indicative of what the combined company’s results of operations would have been had the merger been completed on January 1, 2024. The unaudited pro forma combined results adjusted results do not reflect any incremental costs incurred in integrating the two companies or any cost savings from operating efficiencies, synergies or other restructurings that could result from the merger. See “Safe Harbor Statement" within the Second Quarter 2025 Financial Results Conference Call Presentation, to which this supplement relates, for additional factors that could affect future results.

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